SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 19, 2001


                                 TECHDYNE, INC.
             (Exact Name of Registrant as specified in its charter)



      Florida                        0-14659                      59-1709103
-----------------              ---------------------           ----------------
(State or other                (Commission File No.)           (IRS Employer
jurisdiction of                                                Identification
incorporation or                                                   Number)
organization)


                              2230 West 77th Street
                             Hialeah, Florida 33016
                                 (305) 556-9210
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)





                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountants

         This Current Report on Form 8-K/A amends the Form 8-K filed by Techdyne, Inc. (the "Company") on September 25, 2001. This report provides as an exhibit hereto (Exhibit 16(a)) the letter from the Company's former accountant, Wiss & Company, LLP, to the Securities and Exchange Commission required by Item 4 of Form 8-K, in accordance with Item 304 of Regulation S-K. All other information required pursuant to Item 4, Changes in Registrant's Certifying Accountant, is included in the Form 8-K filed by the Company on September 25, 2001.

Item 7.   Exhibits

         16(a) Letter from Wiss & Company, LLP addressed to the Securities and Exchange Commission dated September 28, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TECHDYNE, INC.


Date:  February 14, 2002                        By: /s/ Barry Pardon
                                                   -----------------------------
                                                     Barry Pardon, President